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                                                               EXHIBIT 10.4.6



           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment") is entered into as of the ___ day of _____, 1997, by and among Patina Oil & Gas Corporation ("Borrower"), Texas Commerce Bank National Association, as Administrative Agent ("Administrative Agent"), NationsBank of Texas, N.A., as Documentary Agent ("Documentary Agent"), Wells Fargo Bank, N.A., CIBC, Inc. and Credit Lyonnais New York Branch, as Co-Agents ("Co-Agents") and the financial institutions a party to the Credit Agreement (as hereinafter defined) as Banks (individually a "Bank" and collectively "Banks").

                               W I T N E S E T H:

         WHEREAS, Borrower, Administrative Agent, Documentary Agent, Co-Agents and Banks are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 1997, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 1, 1997, by and among Borrower, Administrative Agent, Documentary Agent, Co-Agents and Banks (as amended through the date hereof, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a certain revolving credit loan to Borrower; and

         WHEREAS, Borrower has filed a registration statement with the Securities and Exchange Commission covering the sale of 8,625,000 shares (the "Registered Shares") of Common Stock ; and

         WHEREAS, Borrower has advised Banks and Agents that concurrently with the sale of the Registered Shares Borrower intends to (a) issue and sell in private transactions up to 2,520,000 shares of its 8.5% Convertible Preferred Stock (the "New Preferred Stock") for an aggregate purchase price of up to $63,000,000, (b) loan up to $850,000 (the "Management Loan") to certain executive officers and members of the management of Borrower (the "Management Investors"), the proceeds of which shall be used in connection with the purchase by such Management Investors of shares of Common Stock having an aggregate purchase price of up to $3,000,000, and (c) use the proceeds from the sales described in clauses (a) and (b) above, together with Borrowings under the Agreement, to purchase the balance of the Common Stock owned and held by SOCO subsequent to the sale of the Registered Shares (the "Repurchase"); and

         WHEREAS, Borrower has requested that the Credit Agreement be amended to (a) permit Distributions in connection with the New Preferred Stock, (b) permit the Management Loan, (c) permit the Repurchase, and (d) delete Sections 11.1(o), (p) and (q),each of which sections pertain to various control requirements related to SOCO; and
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         WHEREAS, subject to the terms and conditions set forth herein, Agents and Banks have agreed to Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, each Agent and each Bank hereby agree as follows:

         Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Credit Agreement shall be amended effective ________, 1997 in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "Loan Papers," "Permitted Investments," and "SOCO" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                 "Loan Papers" means this Agreement, the Notes, the Restricted Subsidiary Guarantee, the Restricted Subsidiary Pledge Agreement, the First Amendment, the Second Amendment, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                 "Permitted Investment" means, with respect to Borrower or any Restricted Subsidiary, (a) readily marketable direct obligations of the United States of America, (b) fully insured time deposits and certificates of deposit with maturities of one (1) year or less of any commercial bank operating in the United States having capital and surplus in excess of $50,000,000.00, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) any reverse repurchase agreement entered into with a commercial bank meeting the criteria described in clause (b) preceding which is secured by a fully perfected security interest in a security of the type described in clauses (a) through (c) preceding and which security has a market value at the time such reverse repurchase agreement is entered into of not less than 100% of the obligation of such commercial bank under such reverse repurchase agreement, (e) Investments by Borrower and its Restricted Subsidiaries in Borrower or Restricted Subsidiaries of Borrower, (f) Investments outstanding as of the date hereof described on Schedule 2 hereof, (g) the Management Loan, and (h) Investments by Borrower and its Restricted Subsidiaries which when made, together with all other Investments made pursuant to this clause (h) do not exceed an amount (measured at cost) greater than five percent (5%) of the Borrowing Base then in effect.

                 "SOCO" means Snyder Oil Corporation, a Delaware corporation.





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         1.2.     Additional Definitions.  Section 1.1 of the Credit Agreement
shall be amended to add the following definitions to such Section:

                 "Management Investors" means, collectively, those certain executive officers and members of management of Borrower purchasing the Management Stock, including, without limitation, Thomas J. Edelman.

                 "Management Loan" means a loan in the maximum aggregate principal amount of $850,000, evidenced by those certain promissory notes dated _____________, 1997, executed by the Management Investors and payable to Borrower, the proceeds of which shall be used in connection with the purchase by such Management Investors of the Management Stock.

                 "Management Loan Documents" means, collectively, (a) those certain promissory notes dated _________, 1997, in the original aggregate principal amount of $850,000, executed by the Management Investors and payable to Borrower, and (b) all other documents, instruments and agreements which evidence or otherwise pertain to the Management Loan.

                 "Management Stock" means Common Stock having an aggregate purchase price of $3,000,000 which is to be issued and sold to the Management Investors.

                 "New Preferred Stock" means Borrower's 8.5% Convertible Preferred Stock containing the rights and preferences set forth in, and issued pursuant to, the New Preferred Stock Designation.

                 "New Preferred Stock Designation" means the Certificate of Designation of Rights and Preferences of 8.5% Convertible Preferred Stock filed with the Secretary of State of Delaware on or about ______________, 1997, setting forth the rights and preferences of the New Preferred Stock.

                 "New Preferred Stock Investors" means, collectively, those Persons purchasing the New Preferred Stock, including, without limitation, First Reserve Fund VII, Limited Partnership, Chase Venture Capital Associates, L.P. and Highbridge International LDC.

                 "Offering" means the underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of 8,625,000 shares of Common Stock, 7,500,000 shares of which are being offered by SOCO, and 1,125,000 of which may be sold by SOCO upon exercise of the underwriter's overallotment option.





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                 "Post-Offering Shares" means the balance of the Common Stock held by SOCO subsequent to the sale of the shares of Common Stock held by SOCO pursuant to the Offering. The Post-Offering Shares shall be equal to the difference between (a) the 14,000,000 shares of Common Stock held by SOCO prior to the Offering, less (b) the shares of Common Stock held by SOCO and sold pursuant to the Offering.

                 "Repurchase" means the repurchase by Borrower of the Post-Offering Shares with the proceeds from (a) the issuance and sale of (i) up to $63,000,000 of New Preferred Stock to the New Preferred Stock Investors, and (ii) up to $3,000,000 of Common Stock to the Management Investors, and (b) Borrowings under the Agreement.

                 "Second Amendment" means the Second Amendment to Amended and Restated Credit Agreement dated as of _______, 1997, entered into by and among Borrower, Agents, and Banks.


         1.3.    Determination of Borrowing Base.  Subclause (iii) contained in
Section 4.2 of the Credit Agreement shall be amended by inserting the phrase ", obligations under the New Preferred Stock," immediately following the term "Preferred Stock" in the second line thereof.

         1.4. Restricted Payments Covenant. Section 9.2 of the Credit Agreement shall be amended to read in full as follows:

                 SECTION 9.2. Restricted Payments. Neither Borrower nor any Restricted Subsidiary of Borrower will declare or make any Restricted Payment; provided, that, so long as no Default, Event of Default or Borrowing Base Deficiency then exists, and provided that no Default or Event of Default would result therefrom, Borrower shall be permitted to (a)(i) declare and pay accrued dividends on the Preferred Stock, (ii) declare and pay accrued dividends on the New Preferred Stock, (iii) repurchase any of its Common Stock, Preferred Stock or New Preferred Stock or warrants, options or other rights to acquire such Common Stock, Preferred Stock or New Preferred Stock, and (iv) repurchase, redeem or defease Subordinate Notes, so long as, at any date, the sum of (x) the aggregate amount of all such dividends declared and paid pursuant to clauses (i) and (ii) above during the period commencing on the Closing Date to and including such date, plus
         (y) the aggregate amount paid by the Borrower and its Restricted Subsidiaries in respect of the repurchase of all such Common Stock, Preferred Stock or New Preferred Stock or warrants, options or other rights to acquire such Common Stock, Preferred Stock or New Preferred Stock pursuant to clause (iii) above, plus (z) an amount equal to the excess of the aggregate repurchase, redemption or defeasance price paid by Borrower for all Subordinate Notes repurchased, redeemed or defeased by Borrower





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         subsequent to the Closing Date over the sum of 101% of the aggregate principal balance of all such Subordinate Notes on the date of repurchase, redemption or defeasance, plus accrued but unpaid interest on all such Subordinate Notes redeemed, repurchased or defeased on the date of redemption, repurchase or defeasance shall not exceed the Restricted Payment Limit in effect at such date, and (b) consummate and effectuate the Repurchase, which such Repurchase shall not impact or be counted against the Restricted Payment Limit.

         1.6 Amendments to Material Documents Covenant. Section 9.6 of the Credit Agreement shall be amended to read in full as follows:

                 SECTION 9.6. Amendments to Material Documents. Borrower will not, nor will Borrower permit any of its Restricted Subsidiaries to, (a) enter into any material modification or amendment of, grant any material consent under, or waive any material right or obligation of any Person under (i) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents, or (ii) any of the Merger Documents, or (b) enter into any modification or amendment of, grant any consent under, or waive any right or obligation of any Person under (i) the Indenture, (ii) the Subordinate Notes, or (iii) the Management Loan Documents; provided, that, in the case of clause (a)(i), Borrower may make modifications or amendments authorizing and pertaining to the issuance of the New Preferred Stock and related matters.

         1.7 Deletions to Section 11.1. Sections 11.1(o), (p) and (q) of the Credit Agreement shall be deleted in their entirety.

         SECTION 2. Representations and Warranties. In order to induce Agents and Banks to enter into this Second Amendment, Borrower hereby represents and warrants to each Agent and each Bank that:

         (a) each representation and warranty of Borrower and the Restricted Subsidiaries contained in the Loan Papers are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

         (b) neither a Default nor an Event of Default has occurred which is continuing; and

         (c) Borrower has no defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof.





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         SECTION 3.       Miscellaneous.

         3.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

         3.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

         3.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until this Second Amendment has been executed by Borrower, Agents and all Banks at which time this Second Amendment shall be binding on, enforceable against and inure to the benefit of Borrower, Agents and all Banks. Facsimiles shall be effective as originals.

         3.5 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         3.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                                      BORROWER:

                                      PATINA OIL & GAS CORPORATION,
                                      a Delaware corporation


                                      By:_______________________________________
                                      Name:_____________________________________




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                                      Title:____________________________________

                                      ADMINISTRATIVE AGENT:

                                      TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION


                                      By:_______________________________________
                                                    Dale S. Hurd,
                                               Senior Vice President

                                      DOCUMENTARY AGENT:

                                      NATIONSBANK OF TEXAS, N.A.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      CO-AGENTS:

                                      CIBC, INC.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      WELLS FARGO BANK, N.A.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________





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                                      BANKS:

                                      TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION


                                      By:_______________________________________
                                                      Dale S. Hurd,
                                                  Senior Vice President

                                      NATIONSBANK OF TEXAS, N.A.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      CIBC, INC.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      WELLS FARGO BANK, N.A.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________





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                                      BANK ONE, TEXAS, N.A.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

         SWAT hereby acknowledges and agrees that the terms and provisions of this Second Amendment as set forth above shall not in any manner release, diminish, impair, reduce or adversely effect the obligations of SWAT under, in connection with, or related to any Loan Paper (to the extent a party thereto), including, without limitation, the Restricted Subsidiary Guarantee executed and delivered by SWAT pursuant to Section 5.2 of the Credit Agreement, and SWAT hereby waives any common law, equitable, statutory or other rights which SWAT might otherwise have as a result of, or in connection with, the amendments and modifications contained in this Second Amendment.


                                      SOCO WATTENBERG CORPORATION


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________





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